AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 2nd Quarter 2014

For the periods ended June 30, 2014, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 46, 49, 54, 39, 13 and 45 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the quarter, YTD, 1-, and 10-year periods by 36, 26, 8 and 1 basis points, respectively, as shown below.

Performance for periods ended June 30, 2014 (Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.50%	4.42%	4.91%	4.05%	4.98%	5.38%
HIT Total Net Rate of Return	2.40%	4.19%	4.45%	3.60%	4.52%	4.94%
Barclays Capital Aggregate Bond Index	2.04%	3.93%	4.37%	3.66%	4.85%	4.93%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Contrary to many analysts’ expectations of higher interest rates and economic growth, the U.S. and global economies have shown relatively slow growth this year, and inflation has been low.  Interest rates fell in the first six months of 2014, with mixed economic signals in the U.S., Europe, and China, and geopolitical concerns due to crises in Ukraine and Iraq.  During the first two quarters of the year, spreads to Treasuries tightened for spread-based products as investors continued to reach for yield in a historically low rate environment with the Federal Reserve signaling it is in no hurry to raise the federal funds rate. This contributed to positive returns and a strong second quarter and first half of the year for the HIT.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Very strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened for both government-sponsored enterprise (GSE) and FHA/Ginnie Mae-insured multifamily MBS. Ginnie Mae permanent and construction/permanent loan certificate spreads tightened by about 41 basis points (bps) and 55 bps, respectively. Fannie Mae multifamily DUS security spreads tightened across all structures, with the benchmark 10/9.5s contracting by about 18 bps and intermediate duration 7/6.5s tightening by 11 bps. The HIT had 21.7% of its portfolio invested in DUS securities across various structures as of June 30, 2014, whereas the Barclays Aggregate does not hold DUS securities.

Negative impacts to the HIT’s performance included:

●
Strong performance by corporate bonds, the second best performing major sector in the Barclays Aggregate with excess returns of 72 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23.3% of the index as of June 2014.

●
Good performance by agency single family MBS (RMBS), the best performing major sector in the index with excess returns of 90 bps.  The HIT is underweight in RMBS with an allocation of 26.3% versus 28.9% in the Barclays Aggregate at the end of June.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the second lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 40, 38, 52, and 134 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 93% of the HIT portfolio was AAA-rated

AFL-CIO HOUSING INVESTMENT TRUST                          2014 Q2 Highlights

or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate as of June 30.

The interest rate environment remains uncertain and will depend on a number of factors including geopolitical issues in the Mideast and Ukraine, the growth of the U.S. economy, and the Fed’s signals and actions.  The Fed is focused on achieving its targets of 2% inflation and full employment and is not expected by most analysts to raise the federal funds rate until well into 2015.  As it enters the second half of the year, the HIT’s superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well relative to the benchmark.

In this market environment, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation. Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.35%	0	5.26
Agencies	1.52%	50	4.13
Single family agency MBS (RMBS)	2.41%	90	5.06
Corporates	2.66%	72	7.12
Commercial MBS (CMBS)	1.31%	55	3.90
Asset-backed securities (ABS)	0.77%	30	2.42
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	3/31/14	6/30/2014	Change
3 Month	0.033%	0.023%	-0.010%
6 Month	0.056%	0.063%	0.008%
1 Year	0.114%	0.101%	-0.013%
2 Year	0.420%	0.459%	0.038%
3 Year	0.869%	0.868%	-0.001%
5 Year	1.719%	1.631%	-0.088%
7 Year	2.300%	2.136%	-0.164%
10 Year	2.719%	2.531%	-0.188%
30 Year	3.559%	3.360%	-0.198%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                         2014 Q2 Highlights

Portfolio Data as of June 30, 2014

Net Assets	$4,764,591,413
Portfolio Effective Duration	4.845 years
Portfolio Average Coupon	3.52%
Portfolio Current Yield	3.48%
Portfolio Yield to Worst	2.56%
Convexity	0.036
Maturity	9.345 years
Average Price	104.77
Number of Holdings	912

Portfolio Percentage in Each of the Following Categories: 1

Multifamily MBS	61.25%
Agency Single-Family MBS	26.27%
U.S. Treasury	6.06%
AAA Private-Label CMBS	2.70%
Cash & Short-Term Securities	3.72%

Portfolio Percentage in Each of the Following Categories: 1

Agency Single-Family MBS	26.27%
CMBS – Agency Multifamily*	55.69%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	6.06%
State Housing Permanent Bonds	5.63%
State Housing Construction Bonds	2.63%
Cash & Short-Term Securities	3.72%
 * Includes multifamily MBS (48.22%), AAA Private-Label CMBS (2.70%), and multifamily Construction MBS (4.77%).

Geographical Distribution of Long-Term Portfolio: 2

West	7.15%
Midwest	16.80%
South	2.37%
East	24.73%
National Mortgage Pools	48.95%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                         2014 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	3.72%	5-5.99 years	6.51%
0-0.99 years	10.30%	6-6.99 years	11.94%
1-1.99 years	8.48%	7-7.99 years	8.43%
2-2.99 years	14.47%	8-8.99 years	5.97%
3-3.99 years	14.72%	9-9.99 years	6.10%
4-4.99 years	5.64%	Over 10 years	3.72%

Maturity Distribution (based on average life):

0 – 1 year	6.18%
1 – 2.99 years	18.50%
3 – 4.99 years	25.12%
5 – 6.99 years	19.38%
7 – 9.99 years	20.12%
10 – 19.99 years	7.67%
Greater than 20 years	3.03%

Quality Distribution: 3

U.S. Government or Agency	86.72%
AAA	2.70%
AA	4.77%
A	2.09%
Not Rated	0.00%
Cash	3.72%

Bond Sector Distribution: 3, 4

MBS	93.71%
Treasury	6.29%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.